GUARDIAN 8

PROFESSIONAL PROTECTION FOR PERSONAL SECURITY

Pro V2 Enhanced Non-Lethal Personal Defense Device


PRO V2

An award-winning platform for a $50 Billion personal defense market.

Safe Harbor.

Layered Defense.

This presentation has been prepared by the company and includes information from other sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. This presentation may contain summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained therein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice.

This presentation contains statements, estimates and projections with respect to the anticipated future performance of the Company that may be deemed to be "forward-looking statements." These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of the Company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales of assets, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the Company's control.

In the future the Company may not be profitable and the securities offered by the Company may, ultimately, have little value. At the present time, there is a very limited market for the Company's common stock on the Over-the-Counter Quotation Bureau under the symbol "GRDH".

This is not an offering of securities. Any such offer must be accompanied by an Offering document.

About Us.

Layered Defense.

Guardian 8 Holdings is a fully reporting, publicly traded [OTCQB: GRDH] company that is seeking to revolutionize the security industry with high value personal defense products.

We are addressing the shortage of tools designed for the Security Guard's defensive role and have created a new product category in the process called Enhanced Non-Lethals.



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Scholarly articles for enhanced non-lethal
Enhanced non-lethal visual security device - Tocci - Cited by 26
Enhanced non-lethal electric weapon - Sikes - Cited by 9
... combination with a bacterin enhance the non-specific ... - Jeney - Cited by 100
Guardian 8 Debuts Training Program for Enhanced Non-Lethal ...
guardian8.com › News
Sep 6, 2013 - "Security professionals are looking for tools that enable them to take appropriate non-lethal actions to mitigate personal risk, and the G8 ProV2 ...
Guardian 8 Debuts Training Program for Enhanced Non-Lethal ...
finance.yahoo.com/.../guardian-8-debuts-training-program-110800712....
Sep 5, 2013 - From Yahoo Finance: Guardian 8 Corporation, a provider of innovative personal safety and security tools, today announced that it will kick off its ...
Guardian 8 Pro V2 Enhanced Non-Lethal Device - Product ...
www.campussafetymagazine.com/.../guardian-8-pro-v2-enhanced-non-l...
Oct 30, 2013 - The Pro V2 enhanced non-lethal device (ENL) by Guardian 8 is a lightweight, duty-belt device, designed to arm security guards with a single ...
Guardian 8 Debuts Training Program for Enhanced Non Lethal ...
security-today.com/.../guardian-8-debuts-training-program-for-enhanced...
Sep 22, 2013 - Free, Inaugural Course Planned for September 27 in Chicago Following ASIS Conference.

Source: search hits returned 11/27/2013.

Leadership.

Layered Defense.



Steve Cochennet,
Chairman, CEO

- Founding CEO and investor in GRDH.
- Former Federal Reserve analyst; participated in Digital Ally dashboard camera launch.
- Former Chairman of publicly-traded EnerJex Resources and Utilicorp Executive.



Kathy Hanrahan,
Board Member
Interim CFO

- Former President , CFO and COO of TASER International
- Shaped the growth of TASR from just under $2.0 million to >$100 million.
- Board Member: Arizona-based Meridian Bank, N.A. with $1 billion+ in assets.



Corey Lambrecht,
Board Member

- Former Executive VP at Smith & Wesson [NYSE: SWHC]
- Demonstrated ability to create shareholder appreciation by driving business results.
- Total public market landscape (OTCBB, AMEX, and NASDAQ) experience from pre-IPO, and exchange up-listing.



Paul Hughes,
COO

- Former US Marine with business development experience at SWHC & and TASR.
- Tactical Execution, Market Strategy, Industry Relations, Strategic Accounts.

The Problem We Address.

Layered Defense.

1

Under-Equipped Guards

security guard **lacks duty belt tools** to effectively de-escalate many situations

handcuffs require **physical intervention** and can be very difficult to apply

- reduced situational confidence
- increased injuries and claims
- Exposure to litigation



2

Emboldened Subjects

guard's "unarmed appearance" contributes to:

- disrespectful subject behaviors
- impression of guard being a soft target

3

Memory Driven Reporting

- inconsistencies
- non-objective

Our Solution.

By solving this issue we:

- –reduce the legal risks associated with interpersonal conflicts;
- –enhance employee retention; and
- –lower operating costs.



force continuum
deadly force
hard techniques
soft techniques
verbal commands
security presence
The G8 Pro V2's tools reside on low end of force continuum – giving guards the opportunity to most reasonably respond to the situation at hand
o.c.
laser spotter
strobe
alerting siren
enhanced presence

Market Definition.

Layered Defense.

- Professional Security
- Industries with Safety concerns
  - Manufacturing & refining facilities
  - Healthcare Services
  - Real Estate Agents
  - Education/Campus Safety
  - Public Administration (Post Office, etc)
- International Markets
  - S. America, S. Korea, Dubai, UAE
- Personal (consumer model)
  - Planning for 2015 launch


SPORT VENUE STAFF CERTIFICATION
DON'T PUT YOUR FANS AT RISK
KNOW WHO YOU'RE HIRING BEFORE THEY'RE ON YOUR FRONT LINE


SECURITY




EMERGENCY

Market Potential.

Layered Defense.



2010 Headcount
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
794,000
7% Growth
3,200,000
18% Growth
Law Enforcement
Protective Services



No. Of Employers
20,000
15,000
10,000
5,000
0
18,000
5,000
Law Enforcement
Protective Services

- **Our target market is 4x greater than Taser™ International's ($100M annual) ECD market.**
  - **Recurring revenue (training, consumables) constitutes ~30% of Taser's 2011 revenue*.**
- **Decision-making is comparatively concentrated which yields a lower cost of sales.**
- **Our target market is growing at a rate 2.5x faster than Law Enforcement.**

Sources:
US Department of Labor, 2009
*Taser International 2011 Form 10-K annual report.

Value Comparison.

Layered Defense.


Capabilities
Value

G8 Pro V2
- Enhanced Non-Lethal
- Cost ~$350
- Defensive emphasis, not tactical.

TASER™ X26 w/Camera
- Effectiveness of NMI well documented
- Cost ~$1,300
- Single shot; probe hazard; tactical

Kimber Pepper Blaster
- Use of thick gel increases range
- Cost ~$40
- Single use; *risk of permanent blindness*; toy appearance

Delivering on the Plan.

Layered Defense.

- Product is in manufacturing under a 10,000 production order.
    - *Consumer model beginning R&D phase*
- International distributors signed for South Korea and Mexico, with several other countries under negotiation.
- Zacks SCR coverage initiated in September 2013. Full report available at our booth.
- Company positioning itself for listing on a major US exchange.


Zacks Small-Cap Research

Guardian 8 Holdings (GRDH-OTCQB)

GRDH: Initiate coverage with an Outperform rating and price target of $0.70.

Current Recommendation	Outperform
Prior Recommendation	Neutral
Date of Last Change	09/12/2013
Current Price (09/12/13)	$0.35

Historical Funding.

Layered Defense.

- Approximately $5 million of paid in capital previously raised.
  - R&D completed and 2 patents currently in place
  - Company generating revenues, no longer in Development Stage
  - Existing management funded significant portion of the total cash raised
  - 100% of Board members and executive management are stockholders
- Recently closed $2M equity offering (Nov. 15th)
- Current on all SEC filings; 3+ year history available.

Going Forward.

G8 Layered Defense.

- Guardian 8 is working with Acorn Management Partners to raise awareness of GRDH and support shares in the open market.
    - Market Cap has doubled
    - Trading Volume has increased 200% in past 60 days.

- Company is willing to accept offers for additional support.

- Continue our work in qualifying for a major US exchange.

Q&A Session.



GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Guardian 8 Holdings
15230 N 75th Street, Suite 1002
Scottsdale, AZ 85260

(480) 426-1005

www.Guardian8.com